                                 EXHIBIT 99.16

[Graphic Omitted]                                              [Graphic Omitted]


                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-A        BALANCE: 21,605,809
FRIEDMAN BILLINGS RAMSEY          134 RECORDS

                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT PRINCIPAL BALANCE ($)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------  -----  -------------  --------  --------  ---------  --------  --------
0.01 - 50,000.00                 4     161,549.86      0.75     8.784        357     62.91       621
50,000.01 - 100,000.00          47   3,361,229.77     15.56     7.884        338     79.89       660
100,000.01 - 150,000.00         31   3,673,613.46     17.00     7.324        350     79.54       665
150,000.01 - 200,000.00         16   2,809,996.02     13.01     7.670        322     77.37       666
200,000.01 - 250,000.00         11   2,466,736.73     11.42     7.558        305     75.41       664
250,000.01 - 300,000.00          7   1,878,766.88      8.70     7.592        358     80.56       683
300,000.01 - 350,000.00          5   1,616,868.65      7.48     6.650        358     80.97       678
350,000.01 - 400,000.00          6   2,292,325.48     10.61     6.954        359     73.94       702
400,000.01 - 450,000.00          4   1,679,371.88      7.77     7.006        358     79.15       731
500,000.01 - 550,000.00          1     540,350.00      2.50     6.990        359     74.02       563
550,000.01 - 600,000.00          2   1,125,000.00      5.21     7.755        359     90.00       720
                             -----  -------------  --------  --------  ---------  --------  --------

Total:                         134  21,605,808.73    100.00     7.417        343     78.69       676
                             -----  -------------  --------  --------  ---------  --------  --------

Min: $27,947.12
Max: $562,500.00
Average: $161,237.38

                                                               WEIGHTED
                                                    WEIGHTED    AVERAGE
                                 CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
CURRENT GROSS RATE  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  -------------  --------  --------  ---------  --------  --------
5.500 - 5.999           4     591,259.74      2.74     5.865        356     82.92       708
6.000 - 6.499           8   1,938,974.66      8.97     6.441        358     76.85       712
6.500 - 6.999          23   5,498,876.18     25.45     6.837        358     78.01       673
7.000 - 7.499          18   3,114,676.21     14.42     7.163        358     78.29       691
7.500 - 7.999          40   5,608,817.18     25.96     7.686        340     82.03       678
8.000 - 8.499          19   2,540,717.58     11.76     8.223        307     75.96       674
8.500 - 8.999          15   1,798,914.92      8.33     8.660        313     78.87       616
9.000 - 9.499           4     345,688.68      1.60     9.107        324     60.63       597
9.500 - 9.999           3     167,883.58      0.78     9.858        358     80.00       687
                    -----  -------------  --------  --------  ---------  --------  --------

Total:                134  21,605,808.73    100.00     7.417        343     78.69       676
                    -----  -------------  --------  --------  ---------  --------  --------

Min: 5.800
Max: 9.880
Weighted Average: 7.417

                                                       WEIGHTED
                                            WEIGHTED    AVERAGE
                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
FICO        LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  -------------  --------  --------  ---------  --------  --------
550 - 574       5     873,872.94      4.04     7.663        345     71.67       566
575 - 599      12   1,352,504.76      6.26     8.010        299     70.74       587
600 - 624      18   2,222,836.09     10.29     7.779        351     81.08       615
625 - 649      26   3,953,060.49     18.30     7.347        358     77.58       638
650 - 674      13   2,156,970.87      9.98     7.657        335     83.36       659
675 - 699      13   2,747,240.54     12.72     7.135        355     77.96       684
700 >=         47   8,299,323.04     38.41     7.261        339     79.65       737
            -----  -------------  --------  --------  ---------  --------  --------

Total:        134  21,605,808.73    100.00     7.417        343     78.69       676
            -----  -------------  --------  --------  ---------  --------  --------

Min: 563
Max: 790
NZ Weighted Average: 676

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 21,605,809
FRIEDMAN BILLINGS RAMSEY          134 RECORDS

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL LTV    LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  -------------  --------  --------  ---------  --------  --------
0.00 - 49.99        2     153,430.18      0.71     7.829        357     39.43       634
50.00 - 54.99       2     341,910.69      1.58     8.598        296     54.29       649
55.00 - 59.99       4     705,991.34      3.27     7.490        334     57.48       734
60.00 - 64.99       2     448,280.00      2.07     7.404        359     64.23       704
65.00 - 69.99       5     543,869.86      2.52     8.106        237     66.83       611
70.00 - 74.99       9   2,228,165.46     10.31     7.142        340     72.10       627
75.00 - 79.99      20   3,996,025.18     18.50     7.267        338     76.81       690
80.00 - 80.00      32   3,688,020.57     17.07     7.587        354     80.00       663
80.01 - 84.99      20   3,661,861.87     16.95     7.131        334     81.42       696
85.00 - 89.99      31   3,750,513.05     17.36     7.489        357     85.30       668
90.00 - 94.99       7   2,087,740.53      9.66     7.643        359     90.64       700
                -----  -------------  --------  --------  ---------  --------  --------

Total:            134  21,605,808.73    100.00     7.417        343     78.69       676
                -----  -------------  --------  --------  ---------  --------  --------

Min: 24.46
Max: 94.83
Weighted Average: 78.69
% > 80: 43.97
% > 90: 1.27
% > 95: 0.00

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  -------------  --------  --------  ---------  --------  --------
120                         5     719,385.94      3.33     8.050        119     76.58       711
180                         5     653,176.49      3.02     8.527        178     69.38       601
240                         2     238,446.82      1.10     8.170        239     61.83       699
300                         1      63,448.00      0.29     6.990        299     82.40       615
360                       121  19,931,351.48     92.25     7.350        358     79.27       677
                        -----  -------------  --------  --------  ---------  --------  --------

Total:                    134  21,605,808.73    100.00     7.417        343     78.69       676
                        -----  -------------  --------  --------  ---------  --------  --------

Min: 120
Max: 360
Weighted Average: 345

                                                                           WEIGHTED
                                                                WEIGHTED    AVERAGE
                                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------  -----  -------------  --------  --------  ---------  --------  --------
61 - 120                            5     719,385.94      3.33     8.050        119     76.58       711
121 - 180                           5     653,176.49      3.02     8.527        178     69.38       601
181 - 240                           2     238,446.82      1.10     8.170        239     61.83       699
241 - 300                           1      63,448.00      0.29     6.990        299     82.40       615
301 - 360                         121  19,931,351.48     92.25     7.350        358     79.27       677
                                -----  -------------  --------  --------  ---------  --------  --------

Total:                            134  21,605,808.73    100.00     7.417        343     78.69       676
                                -----  -------------  --------  --------  ---------  --------  --------

Min: 117
Max: 359
Weighted Average: 343

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 21,605,809
FRIEDMAN BILLINGS RAMSEY                           134 RECORDS

                                                       WEIGHTED
                                            WEIGHTED    AVERAGE
                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
FRM          # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
ARM         LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  -------------  --------  --------  ---------  --------  --------
Adjustable     83  15,066,800.44     69.73     7.143        358     79.59       677
Fixed          51   6,539,008.29     30.27     8.048        309     76.64       673
            -----  -------------  --------  --------  ---------  --------  --------

Total:        134  21,605,808.73    100.00     7.417        343     78.69       676
            -----  -------------  --------  --------  ---------  --------  --------

                                                            WEIGHTED
                                                 WEIGHTED    AVERAGE
                              CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED WEIGHTED
                  # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE  AVERAGE
PRODUCT          LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV     FICO
-------------  -------  -------------  --------  --------  ---------  --------  -------
ARM 2/28            83  15,066,800.44     69.73     7.143        358     79.59      677
Fixed 30 yr         38   4,864,551.04     22.52     7.991        358     78.27      677
Balloon 10 yr        5     719,385.94      3.33     8.050        119     76.58      711
Fixed 15 yr          5     653,176.49      3.02     8.527        178     69.38      601
Fixed 20 yr          2     238,446.82      1.10     8.170        239     61.83      699
Fixed 25 yr          1      63,448.00      0.29     6.990        299     82.40      615
               -------  -------------  --------  --------  ---------  --------  -------

Total:             134  21,605,808.73    100.00     7.417        343     78.69      676
               -------  -------------  --------  --------  ---------  --------  -------

                                                                                      WEIGHTED
                                                                           WEIGHTED    AVERAGE
                                                        CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                                            # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------------------  -----  -------------  --------  --------  ---------  --------  --------
0                                             44   7,272,615.59     33.66     7.620        358     80.00       671
12                                             3     368,087.07      1.70     7.184        357     80.00       660
24                                            50   9,109,162.29     42.16     6.946        358     79.62       685
36                                            37   4,855,943.78     22.48     8.012        292     74.91       667
                                           -----  -------------  --------  --------  ---------  --------  --------

Total:                                       134  21,605,808.73    100.00     7.417        343     78.69       676
                                           -----  -------------  --------  --------  ---------  --------  --------

Loans with Penalty: 66.34

                                                       WEIGHTED
                                            WEIGHTED    AVERAGE
                         CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
             # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LIEN        LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------  -----  -------------  --------  --------  ---------  --------  --------
First Lien    134  21,605,808.73    100.00     7.417        343     78.69       676
            -----  -------------  --------  --------  ---------  --------  --------

Total:        134  21,605,808.73    100.00     7.417        343     78.69       676
            -----  -------------  --------  --------  ---------  --------  --------

                                                               WEIGHTED
                                                    WEIGHTED    AVERAGE
                                 CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
DOCUMENTATION TYPE  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  -------------  --------  --------  ---------  --------  --------
Full Doc               88  15,070,915.44     69.75     7.272        337     78.12       674
Alt Doc                30   3,445,391.94     15.95     7.490        354     82.79       663
SI                     15   2,913,403.09     13.48     8.116        358     77.02       704
Lite Doc                1     176,098.26      0.82     6.750        357     75.00       591
                    -----  -------------  --------  --------  ---------  --------  --------

Total:                134  21,605,808.73    100.00     7.417        343     78.69       676
                    -----  -------------  --------  --------  ---------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 21,605,809
FRIEDMAN BILLINGS RAMSEY                           134 RECORDS

                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE
                                  CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                      # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
LOAN PURPOSE         LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------  -----  -------------  --------  --------  ---------  --------  --------
Cashout Refinance       79  10,678,698.90     49.43     7.575        338     76.68       666
Purchase                44   9,173,740.86     42.46     7.274        350     81.34       695
Rate/Term Refinance     11   1,753,368.97      8.12     7.202        340     77.16       639
                     -----  -------------  --------  --------  ---------  --------  --------

Total:                 134  21,605,808.73    100.00     7.417        343     78.69       676
                     -----  -------------  --------  --------  ---------  --------  --------

                                                                   WEIGHTED
                                                        WEIGHTED    AVERAGE
                                     CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                         # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
PROPERTY TYPE           LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------  -----  -------------  --------  --------  ---------  --------  --------
Single Family Detached     59   7,142,313.77     33.06     7.388        354     80.42       658
6-Unit                     14   4,210,624.32     19.49     6.886        348     77.88       670
Duplex                     22   3,212,744.19     14.87     7.719        350     82.87       675
5-Unit                      9   2,048,357.62      9.48     7.282        285     74.68       733
Quadruplex                 10   1,365,504.08      6.32     7.936        358     81.58       688
8-Unit                      4   1,087,975.34      5.04     7.453        322     70.47       664
7-Unit                      4     940,988.16      4.36     7.618        316     72.18       658
Triplex                     6     882,043.90      4.08     7.356        358     72.76       736
Condominium                 5     655,793.39      3.04     8.628        359     81.58       667
Row Home                    1      59,463.96      0.28     8.500        358     85.00       659
                        -----  -------------  --------  --------  ---------  --------  --------

Total:                    134  21,605,808.73    100.00     7.417        343     78.69       676
                        -----  -------------  --------  --------  ---------  --------  --------

                                                               WEIGHTED
                                                    WEIGHTED    AVERAGE
                                 CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                     # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
OCCUPANCY TYPE      LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------  -----  -------------  --------  --------  ---------  --------  --------

Non-Owner Occupied    134  21,605,808.73    100.00     7.417        343     78.69       676
                    -----  -------------  --------  --------  ---------  --------  --------

Total:                134  21,605,808.73    100.00     7.417        343     78.69       676
                    -----  -------------  --------  --------  ---------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 21,605,809
FRIEDMAN BILLINGS RAMSEY                           134 RECORDS

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
STATE           LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  -------------  --------  --------  ---------  --------  --------
New Jersey         22   4,498,763.71     20.82     7.703        358     80.37       701
Massachusetts      10   3,061,995.05     14.17     6.921        342     77.39       663
Pennsylvania       22   2,404,598.94     11.13     8.032        347     78.48       651
Connecticut         9   2,006,712.71      9.29     7.531        266     74.80       679
North Carolina     10   1,583,585.95      7.33     7.088        357     80.49       646
Rhode Island        4   1,165,443.75      5.39     6.885        341     69.95       689
Ohio               11   1,000,088.29      4.63     7.190        357     82.97       692
New Hampshire       4     953,488.92      4.41     7.000        340     74.49       751
Illinois            6     889,985.62      4.12     8.050        357     86.63       662
California          4     670,552.99      3.10     7.319        357     68.50       655
Maryland            3     457,987.43      2.12     6.955        349     85.85       647
Minnesota           2     413,254.16      1.91     7.565        329     81.96       606
Missouri            4     346,899.66      1.61     7.632        357     74.00       633
Georgia             4     323,204.46      1.50     7.246        336     81.77       680
Arizona             2     274,492.94      1.27     7.571        356     83.52       734
Tennessee           3     264,077.38      1.22     5.945        356     80.00       709
Florida             3     255,178.18      1.18     7.570        356     83.40       653
Washington          1     144,381.56      0.67     7.000        358     85.00       647
Delaware            1     143,759.95      0.67     6.930        357     80.00       646
Kansas              1     119,291.93      0.55     7.880        359     87.55       651
South Dakota        2     113,934.35      0.53     8.529        358     83.36       667
Wisconsin           1     105,923.28      0.49     7.625        357     78.52       604
New Mexico          1     103,421.64      0.48     7.400        358     87.71       676
North Dakota        1      98,863.43      0.46     7.880        357     90.00       705
Maine               1      87,922.45      0.41     7.500        358     80.80       737
Michigan            1      68,000.00      0.31     8.000        359     85.00       660
Indiana             1      50,000.00      0.23     8.630        359     67.57       593
                -----  -------------  --------  --------  ---------  --------  --------

Total:            134  21,605,808.73    100.00     7.417        343     78.69       676
                -----  -------------  --------  --------  ---------  --------  --------

Top 3 Zip Code: 2301(5.11025%),7055(2.65319%),8401(2.60347%)
Number of States: 27

                                                           WEIGHTED
                                                WEIGHTED    AVERAGE
                             CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                 # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
GROSS MARGIN    LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------  -----  -------------  --------  --------  ---------  --------  --------
6.500 - 6.999      83  15,066,800.44    100.00     7.143        358     79.59       677
                -----  -------------  --------  --------  ---------  --------  --------

Total:             83  15,066,800.44    100.00     7.143        358     79.59       677
                -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 6.500
Max: 6.500
Weighted Average (>0): 6.500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A                         BALANCE: 21,605,809
FRIEDMAN BILLINGS RAMSEY                           134 RECORDS

                                                                  WEIGHTED
                                                       WEIGHTED    AVERAGE
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                        # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MINIMUM INTEREST RATE  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------  -----  -------------  --------  --------  ---------  --------  --------
5.500 - 5.999              4     591,259.74      3.92     5.865        356     82.92       708
6.000 - 6.499              6   1,736,657.60     11.53     6.456        358     77.84       710
6.500 - 6.999             21   5,291,668.23     35.12     6.832        358     77.91       675
7.000 - 7.499             16   2,731,484.09     18.13     7.171        358     78.75       692
7.500 - 7.999             22   3,285,261.61     21.80     7.667        358     84.59       670
8.000 - 8.499              7     829,556.14      5.51     8.169        358     76.72       623
8.500 - 8.999              6     572,965.91      3.80     8.663        357     76.41       605
9.000 >=                   1      27,947.12      0.19     9.750        355     80.00       611
                       -----  -------------  --------  --------  ---------  --------  --------

Total:                    83  15,066,800.44    100.00     7.143        358     79.59       677
                       -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 5.800
Max: 9.750
Weighted Average (>0): 7.143

                                                                  WEIGHTED
                                                       WEIGHTED    AVERAGE
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                        # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
MAXIMUM INTEREST RATE  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------  -----  -------------  --------  --------  ---------  --------  --------
11.500 - 11.999            4     591,259.74      3.92     5.865        356     82.92       708
12.000 - 12.499            6   1,736,657.60     11.53     6.456        358     77.84       710
12.500 - 12.999           21   5,291,668.23     35.12     6.832        358     77.91       675
13.000 - 13.499           16   2,731,484.09     18.13     7.171        358     78.75       692
13.500 - 13.999           22   3,285,261.61     21.80     7.667        358     84.59       670
14.000 - 14.499            7     829,556.14      5.51     8.169        358     76.72       623
14.500 - 14.999            6     572,965.91      3.80     8.663        357     76.41       605
15.000 >=                  1      27,947.12      0.19     9.750        355     80.00       611
                       -----  -------------  --------  --------  ---------  --------  --------

Total:                    83  15,066,800.44    100.00     7.143        358     79.59       677
                       -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 11.800
Max: 15.750
Weighted Average (>0): 13.143

                                                                      WEIGHTED
                                                           WEIGHTED    AVERAGE
                                        CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                            # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
INITIAL PERIODIC RATE CAP  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------------------  -----  -------------  --------  --------  ---------  --------  --------
3.000                         83  15,066,800.44    100.00     7.143        358     79.59       677
                           -----  -------------  --------  --------  ---------  --------  --------

Total:                        83  15,066,800.44    100.00     7.143        358     79.59       677
                           -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000

                                                                         WEIGHTED
                                                              WEIGHTED    AVERAGE
                                           CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED  WEIGHTED
                               # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE   AVERAGE
SUBSEQUENT PERIODIC RATE CAP  LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------  -----  -------------  --------  --------  ---------  --------  --------
1.500                            83  15,066,800.44    100.00     7.143        358     79.59       677
                              -----  -------------  --------  --------  ---------  --------  --------

Total:                           83  15,066,800.44    100.00     7.143        358     79.59       677
                              -----  -------------  --------  --------  ---------  --------  --------

Min (>0): 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.